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                                                                  Exhibit 10(ix)

                      SIXTH AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


          THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Sixth Amendment") entered into this 13th day of April, 2000, among NATIONAL DATA CORPORATION, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, BANK ONE, N.A. (formerly The First National Bank of Chicago), as Administrative Agent for such Lenders, and WACHOVIA BANK, N.A., as Documentation Agent for such Lenders.


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Borrower, the Lenders, the Administrative Agent, and the Documentation Agent are parties to a certain Credit Agreement dated as of December 19, 1997, as amended by a certain First Amendment to Credit Agreement dated as of April 10, 1998, by a certain Second Amendment to Credit Agreement dated as October 14, 1998, by a certain Third Amendment to Credit Agreement dated as of February 26, 1999, by a certain Fourth Amendment to Credit Agreement dated as of July 7, 1999, and by a certain Fifth Amendment to Credit Agreement dated as of September 29, 1999 (as so amended, the "Credit Agreement");

          WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more particularly set forth in this Sixth Amendment;

          NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms.  Except as otherwise expressly defined herein, all
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capitalized terms used in this Sixth Amendment that are used in the Credit
Agreement shall have the same meanings herein as are specified for such capitalized terms in the Credit Agreement.

2.  Amendment to Section 1.01 ("Definitions").  Section 1.01 of the Credit
    -----------------------------------------
Agreement is hereby amended by deleting the definition of "Income Available for Fixed Charges" and substituting in lieu thereof the following definition:

          "Income Available for Fixed Charges" means, at any date of
           ----------------------------------
     determination for any period, without duplication, Consolidated Net Income plus the sum of the following items (to the extent deducted in calculating
     ----
     such Consolidated Net Income): (i) Consolidated Interest Expense, (ii) all payment obligations for such period under all Operating Leases and rental agreements, (iii) taxes on income, and (iv) for any period that includes all or a portion of the nine month period ended February 29, 2000, (x) non-cash restructuring charges taken during such nine month period, or such portion thereof, as the case may be, in an aggregate amount not to exceed $24,000,000, (y) cash and non-cash charges for discontinued operations taken during such nine month period, or such
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     portion thereof, as the case may be, in an aggregate amount not to exceed
     $32,000,000, and (z) charges resulting from a write-off of accounts receivable taken during such nine month period, or such portion thereof, as the case may be, in an aggregate amount not to exceed $8,000,0000, in each case for the items described in the foregoing clauses (i) through (iv) as determined with respect to the Borrower and its Consolidated Subsidiaries for such period on a consolidated basis and in accordance with GAAP.

3.  Representations and Warranties.  The Borrower represents and warrants to the
    ------------------------------
Lenders as follows:

          (a) All representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Sixth Amendment except for changes expressly permitted therein and except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) After giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing.

4.  Effect of Sixth Amendment.  On and after the date this Sixth Amendment
    -------------------------
becomes effective as provided herein (i) each and every reference in the Credit Agreement to "hereof," "hereunder," "herein," "hereby" and each other similar reference, and each and every reference to "this Agreement" and each other similar reference, shall refer to the Credit Agreement as amended hereby, and as the same may be further amended, restated or supplemented from time to time, and
(ii) each and every reference in the Loan Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Sixth Amendment, and as the same may be further amended, supplemented or restated from time to time. The Borrower confirms and agrees that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Loan Documents remain in full force and effect in accordance with their respective terms.

5.  Ratification.  The Borrower hereby restates, ratifies and reaffirms each and
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every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof. To induce the Lenders to enter into this Sixth Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower acknowledges and agrees that, as of the date hereof and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the obligations arising under the Credit Agreement or the other Loan Documents.

6.  Counterparts.  This Sixth Amendment may be executed in any number of
    ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.  Amendment Fees.  In consideration of the agreements of the Lenders contained
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in this Sixth Amendment, the Borrower agrees to pay to the Administrative Agent, for the account

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of each Lender that delivers an executed counterpart of this Sixth Amendment prior to 12:00 noon, Chicago time, on April 13, 2000, an amendment fee (the "Amendment Fee") in an amount equal to 0.10% of the total amount of such Lender's Commitment as in effect on such date.

8.  Condition to Effectiveness of Sixth Amendment; Effective Date.  This Sixth
    -------------------------------------------------------------
Amendment shall not become effective or have any force or effect until (i) counterparts of this Sixth Amendment have been executed on behalf of the Borrower and those Lenders constituting the Required Lenders under the terms of the Credit Agreement, and all such executed counterparts shall have been delivered to the Administrative Agent, and (ii) all Amendment Fees payable by the Borrower pursuant to paragraph 7 of this Sixth Amendment have been received by the Administrative Agent. Upon becoming effective as aforesaid, this Sixth Amendment shall be deemed to have an effective date of February 29, 2000, for all purposes under the Credit Agreement.

9.  Miscellaneous.  This Sixth Amendment shall be construed in accordance with
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and governed by the laws of the State of Georgia, without regard to the effect of conflicts of laws. This Sixth Amendment shall be binding on, and shall inure to the benefit of and be enforceable by, the respective successors and permitted assigns of the parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have caused this Sixth
Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

                                     NATIONAL DATA CORPORATION



                                     By:  /s/ Suellyn P. Tornay
                                          ---------------------
                                          Name: Suellyn P. Tornay
                                          Title: VP Legal


                                     BANK ONE, N.A. (formerly The First
                                          National Bank of Chicago),
                                          as Administrative
                                          Agent and Lender



                                     By:  /s/ Jennifer Schmoll
                                          --------------------
                                          Name: Jennifer Schmoll
                                          Title: Customer Service Officer


                                     WACHOVIA BANK, N.A., as
                                          Documentation Agent and Lender



                                     By:  /s/ Aly Schattner Heimovics
                                          ---------------------------
                                          Name: Aly Schattner Heimovics
                                          Title: Assistant Vice President


                                     SUNTRUST BANK (formerly SunTrust
                                          Bank, Atlanta), as Lender


                                     By:  /s/ Brian K. Peters
                                          -------------------
                                          Name: Brian K. Peters
                                          Title: Managing Director

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                                      FIRST AMERICAN NATIONAL BANK,
                                      as Lender



                                      By:  /s/ Ryan Murphy
                                           ---------------
                                           Name: Ryan Murphy
                                           Title: Sr VP

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